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NOTICE OF ARTICLES	CERTIFIED COPY
Of a Document filed with the Province of
BUSINESS CORPORATIONS ACT	British Columbia Registrar of Companies

J S Powell
March 31, 2004

NOTICE OF ARTICLES

This Notice of Articles was issued by the Registrar on: May 12, 2004 09:22 AM Pacific Time

INCORPORATION NUMBER: BC066937

Recognition Date: Incorporated on March 31, 2003

REGISTERED OFFICE INFORMATION
Mailing Address:	Delivery Address:
520 700 WEST PENDER STREET	520 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8	VANCOUVER BC V6C 1G8

RECORDS OFFICE INFORMATION
Mailing Address:	Delivery Address:
520 700 WEST PENDER STREET	520 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8	VANCOUVER BC V6C 1G8

DIRECTOR INFORMATION
Last Name, First Name Middle Name:
NETOLITZKY, RONALD K.

Mailing Address:	Delivery Address:
520 700 WEST PENDER STREET	520 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8	VANCOUVER BC V6C 1G8

Last Name, First Name Middle Name:
MATTHEWS, ROBERT V.

Mailing Address:	Delivery Address:
520 700 WEST PENDER STREET	520 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8	VANCOUVER BC V6C 1G8

Last Name, First Name Middle Name:
HALVORSON , MICHAEL H.

Mailing Address:
520 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8
Delivery Address:
520 700 WEST PENDER STREET
VANCOUVER BC V6C 1 G8

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
DOWNEY, PATRICK G.

Mailing Address:	Delivery Address:
520 700 WEST PENDER STREET	520 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8	VANCOUVER BC V6C 1G8

Last Name, First Name Middle Name:
CUNNINGHAM, ERIC W.

Mailing Address:	Delivery Address:
520 700 WEST PENDER STREET	520 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8	VANCOUVER BC V6C 1G8

Last Name, First Name Middle Name:
BLACK, W. DAVID

Mailing Address:	Delivery Address:
520 700 WEST PENDER STREET	520 700 WEST PENDER STREET
VANCOUVER BC V6C 1G8	VANCOUVER BC V6C 1G8

PRE EXISTING COMPANY PROVISIONS

The Pre existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1. 100,000,000	First Preferred Shares	Without Par Value

With Special Rights or
Restrictions attached

2 . 100,000,000	Second Preferred Shares	Without Par Value

With Special Rights or
Restrictions attached

3 . 100,000,000	Common Shares	Without Par Value

Without Special Rights
or Restrictions
attached